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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 6, 1996


                       Advanta Mortgage Loan Trust 1996-4
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          New York                    33-99510               Application Pending
----------------------------        -----------              -------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



            c/o Advanta Mortgage Conduit                           92127
                   Services, Inc.                            -------------------
              Attention: Milton Riseman                          (Zip Code)
              16875 West Bernardo Drive
                San Diego, California
                (Address of Principal
                 Executive Offices)



        Registrant's telephone number, including area code (619) 674-1800


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          (Former name or former address, if changed since last report)



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     Item 5.   Other Events

     In connection with the offering of Advanta Mortgage Loan Trust 1996-4 Mortgage Loan Asset-Backed Certificates, Series 1996-4, described in a Prospectus Supplement dated as of December 6, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANTA MORTGAGE LOAN TRUST 1996-4

                                   By:  Advanta Mortgage Conduit Services,
                                        Inc., as Sponsor


                                        By:  S/ Mark T. Dunsheath
                                             ----------------------------------
                                             Name:  Mark T. Dunsheath
                                             Title: Vice President



Dated:  December 6, 1996

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                                  EXHIBIT INDEX



Exhibit No.                   Description                             Page No.
-----------                   -----------                             --------

99.1                          Related Computational                      5
                              Materials (as defined
                              in Item 5 above).